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                                  Exhibit 32.1
                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, David R. Stith, President and Chief Executive Officer of Biofarm, Inc. (the "Company"), hereby certify to my knowledge that:

     (1) The Company's periodic report on Form 10-QSB for the period ended July 31, 2003 (the "Form 10-QSB") fully complies with the requirements of
          Section 13(a) of the Securities Exchange Act of 1934, as amended; and



     (2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


BIOFARM, INC.                                     David R. Stith
(Registrant)                                      ---------------------------
                                                  David R. Stith
                                                  Chief Executive Officer

Dated:   September 12, 2003